                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                             January 25, 2001


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                      1-9344                56-0732648
_______________          _______________________      _____________
(State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________


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Item 5.  Other Events.
         ____________

     On January 25, 2001, Airgas, Inc. reported its earnings for the third quarter and nine months ended December 31, 2000, as described in the press release attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

         99 - Press Release dated January 25, 2001














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                                Signatures
                                __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AIRGAS, INC.
                                     (Registrant)



                                      BY: /s/ Roger F. Millay
                                           Roger F. Millay
                                           Senior Vice President - Finance &
                                           Chief Financial Officer







DATED:  January 26, 2001